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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 8, 1999




                         TRANSCRYPT INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                          0-21681               47-0801192
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
     OF INCORPORATION)                                   IDENTIFICATION NUMBER)



                  4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 474-4800





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Item 5.  OTHER EVENTS.

                  On July 8, 1999, Transcrypt International, Inc. (the "Company") issued a press release announcing that a memorandum of understanding has been signed with lead plaintiffs' counsel to settle the pending stockholder class action suits against the company and certain of its current and former officers in the United States District Court of Nebraska and the District Court for Scotts Bluff County, Nebraska. A copy of the Company's press release is attached as Exhibit 99.1.



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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


   (a)      FINANCIAL STATEMENTS.

            None.

   (b)      PRO FORMA FINANCIAL INFORMATION.

            None.

   (c)      EXHIBITS.

              The following are furnished as exhibits to this report:

            99.1     News Release issued on July 8, 1999 by the Registrant.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        TRANSCRYPT INTERNATIONAL, INC.


Date:  July  13, 1999                   By:  /s/ CRAIG J. HUFFAKER

                                        Craig J. Huffaker
                                        Chief Financial Officer
                                        (Principal Financial and
                                        Accounting Officer)




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                                INDEX TO EXHIBITS

EXHIBIT NO.      DESCRIPTION

99.1             News Release issued on July 8, 1999 by the Registrant.




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